UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                                           ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-439                16-0338330
 ----------------------------     --------------        -------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


         608 Allen Street, Jamestown, New York                    14701
----------------------------------------------------          -------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         On August 1, 2005, American Locker Group Incorporated issued a press release announcing its operating results for the fiscal quarter ended March 31, 2005. A copy of the Company's press release with respect to this matter is attached hereto as Exhibit 99.1.

         The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 1, 2005, the Board of Directors of American Locker Group Incorporated appointed John Harris, Harold Rabin, Mary Stanford and James Vanasek as new Directors of the Company. In addition, Dr. Rabin was appointed to serve as a member of the Executive Committee of the Board of Directors, Dr. Stanford and Mr. Vanasek were appointed to serve on the Audit Committee and Mr. Harris and Mr. Vanasek were appointed to the Executive Compensation Committee.
A copy of the Company's press release with respect to this matter is attached hereto as Exhibit 99.2.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

        99.1 Press Release, dated August 1, 2005, with respect to the announcement of operating results for the fiscal quarter ended March 31, 2005.

        99.2 Press Release, dated August 3, 2005, with respect to the appointment of four new directors.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN LOCKER GROUP INCORPORATED


                                       By: /s/ Edward F. Ruttenberg
                                           ---------------------------------
                                           Edward F. Ruttenberg
                                           Chairman, Chief Executive Officer,
                                           Chief Operating Officer and Treasurer

Dated:  August 4, 2005

                                  EXHIBIT INDEX


          99.1 Press Release, dated August 1, 2005, with respect to the announcement of operating results for the fiscal quarter ended March 31, 2005.

          99.2 Press Release, dated August 3, 2005, with respect to the appointment of four new directors.